Execution Copy

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Third Amendment to the Revolving Credit Agreement ("Third Amendment") is entered as of August 31, 2001 by and among (i) Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation; (ii) Richardson Electronics Limited f/k/a Richardson Electronics (Europe) Ltd., an English limited liability company; (iii) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, (iv) Richardson Sweden Holding AB, a Swedish corporation (the "Borrowers"), the lenders from time to time parties hereto (each, a "Lender" and collectively, the "Lenders"), Bank One, N.A. London Branch as Eurocurrency Agent (the "Eurocurrency Agent"), Bank One, N.A., Canada Branch, as Canada Agent (the "Canada Agent") (the Eurocurrency Agent and the Canada Agent are collectively referred to as the "Funding Agents" and each individually a "Funding Agent"), and American National Bank and Trust Company of Chicago, as administrative agent (in such capacity, the "Administrative Agent").

          WHEREAS, the Borrowers, the Lenders, the Eurocurrency Agent, the Canada Agent, and the Administrative Agent have entered into that certain Revolving Credit Agreement, dated July 1, 2000 (as amended or modified from time to time, the "Agreement"); all capitalized terms stated in this Third Amendment and not defined herein shall have the same meaning as set forth in the Agreement;

          WHEREAS, the Lenders have made Loans to the Borrowers pursuant to the Agreement as amended by a First Amendment entered into as of February 13, 2001 and further amended by a letter agreement dated July 23, 2001;

          WHEREAS, the Borrowers have asked the Lenders and the Lenders have agreed to add Richardson Sweden Holding AB ("Richardson Sweden") as a Borrower under the Agreement; and

          WHEREAS, the Borrowers have asked the Euro Lender to extend a Krona Facility Commitment not exceeding Swedish Krona 64,200,000 and otherwise amend certain terms of the Agreement as set forth herein.

Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

Section 1. Amendments to Agreement.

a. Amendment to the Preamble

The preamble shall be amended by adding (i) the phrase "; and (iv) Richardson Sweden Holding AB, a Swedish corporation (the "Krona-Borrower")" after the phrase "each a 'Euro-Borrower' and collectively, the 'Euro-Borrowers')" contained in the eighth line thereof and (ii) the phrase "the Krona-Borrower" after the reference to "the UK-Borrower" contained in the ninth line thereof.

b. Amendment to Article I - Definitions

Article I of the Agreement is amended as follows:

1. A new definition of "Aggregate Krona Facility Commitment" appearing after the definition of 'Aggregate UK Facility Commitment' shall be added to read as follows:

"'Aggregate Krona Facility Commitment' means the aggregate of the Commitments of the Lenders under the Krona Facility."

2. The definition of 'Agreed Currencies' in the Agreement is amended by adding "Swedish Krona," after "French Francs" in the third line thereof.

3. The definition of 'Commitment' is amended by adding the phrase "the Krona Facility" after the phrase "the Euro Facility" in the second and fourth lines thereof.

4. The definition of 'Facilities' is amended by adding the phrase "the Krona Facility" after 'the Euro Facility' in the first line thereof.

5. A new definition of "Krona-Borrower" appearing after the definition of 'Investment' shall be added to read as follows:

"'Krona-Borrower' has the meaning specified in the preamble."

6. A new definition of "Krona Facility" appearing after the definition of 'Krona-Borrower' shall be added to read as follows:

"'Krona Facility' means the revolving loans denominated in Swedish Krona and made available by the Krona Lenders to the Krona-Borrowers pursuant to the terms hereof."

7. A new definition of "Krona Facility Commitment" appearing after the definition of 'Krona Facility' shall be added to read as follows:

"'Krona Facility Commitment' means, for each Krona Lender, the obligation of such Krona Lender to make Loans not exceeding in the principal amount set forth opposite its signature below with respect Swedish Krona or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof."

8. A new definition of "Krona Lenders" appearing after the definition of 'Krona Facility Commitment' shall be added to read as follows:

"'Krona Lenders' shall mean such of the Lenders having Commitments to lend in SEK as set forth on the signature pages hereto."

9. A new definition of "Swedish Krona" appearing after the definition of 'Substantial Portion', shall be added to read as follows:

"'Swedish Krona or SEK' means the lawful currency of Sweden."

c. Amendment to Section 2.1 of the Agreement

Section 2.1 of the Agreement shall be amended in its entirety to read as follows:

"Credit Facilities. From and including the date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make available the Canada Facility, the Euro Facility, the Krona Facility, and UK Facility, to the extent of such Lender's Commitment, to the Canada-Borrowers, the Euro-Borrowers, the Krona-Borrower, and the UK-Borrower, respectively. Each Lender agrees, on the terms and conditions set forth herein and only to the extent such Lender has a Commitment to provide such Agreed Currency under the appropriate Facility, to make Advances to any Borrower in the applicable Agreed Currency from time to time in amounts not to exceed, in respect of such Facility, in the aggregate at any one time outstanding its Commitment in respect of such Facility, provided that (i) the Aggregate Total Outstandings under the Canada Facility shall at no time exceed CAD 29,600,000, (ii) the Aggregate Total Outstandings under the Euro Facility shall at no time exceed EUR 11,400,000 or its Equivalent Amount (iii) the Aggregate Total Outstandings under the Krona Facility shall at no time exceed SEK 64,200,000 and (iv) the Aggregate Total Outstandings under the UK Facility shall at no time exceed GBP 3,200,000. Advances under the Canada Facility shall be extended solely by the Canada Lenders to the Canada-Borrowers; Advances under the Euro Facility shall be extended solely by the Euro Lenders to the Euro-Borrowers; Advances under the Krona Facility shall be extended solely by the Krona Lenders to the Krona-Borrower; and Advances under the UK Facility shall be extended solely by the UK Lenders to the UK-Borrower. Subject to the terms of this Agreement, any Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date. The Commitments to lend hereunder shall expire on the Facility Termination Date."

d. Amendment of Section 2.2.1 of the Agreement

Section 2.2.1 of the Agreement shall be amended by deleting the reference to "or (iii)" in the eighth line thereof and replacing said reference by "(iii) the Aggregate Total Outstandings in respect of the Krona Facility exceed the Aggregate Krona Facility Commitment, or (iv)".

e. Amendment to Section 2.2 of the Agreement

Section 2.2 of the Agreement shall be amended to add the following sentence at the conclusion thereof:

"Notwithstanding anything contained in this Section 2.2 or any other provision of this Revolving Credit Agreement to the contrary, the Krona Borrower's liability for the Obligations shall be limited to such of the Obligations comprised by Advances actually received by the Krona Borrower (whether lent directly by an applicable Lender or contributed to the Krona Borrower by another Borrower in the form of proceeds of an Advance), together with interest thereon and expenses related thereto at the rates and terms provided for in this Revolving Credit Agreement."
f. Amendment of Section 2.2.2 of the Agreement

Section 2.2.2 of the Agreement shall be amended by adding the phrase "the minimum of SEK 5,000,000 or any integral multiples of SEK 1,000,000 in excess thereof in the case of the Krona Facility" after the phrase "in the case of the UK Facility," in the ninth line thereof.

g. Amendment of Section 2.3 of the Amendment

Section 2.3 of the Agreement shall be amended by replacing the reference to "and (iii)" in the fifth line thereof by "(iii) their respective Krona Facility Commitment bears to the Aggregate Krona Facility Commitment and (iv)".

h. Amendment to Section 2.4.2 of the Agreement

Section 2.4.2 of the Agreement shall be amended by adding the phrase "SEK 10,000,000 in the case of the Krona Facility" after the phrase "Canada Facility" in the fourth line thereof and adding the phrase "Aggregate Krona Facility Commitment" after the phrase "Aggregate Euro Facility Commitment" in the seventh line thereof.

i. Amendment of Section 2.5 of the Agreement

Section 2.5 of the Agreement shall be amended by adding the phrase "in a minimum of SEK 10,000,000 and in multiple of SEK 1,000,000 if in excess thereof in the case of the Krona Facility" after the phrase "in the case of the Euro Facility," in the seventh line thereof.

j. Amendment of Section 2.7.1 of the Agreement

Section 2.7.1 of the Agreement shall be amended by deleting the first sentence of the second full paragraph in its entirety and replacing such sentence by the following:

"Subject to the terms of Section 2.5, so long as no Default has occurred and is continuing, any Borrower may elect from time to time to continue all or any part of an Advance denominated in the same Agreed Currency in the case of the Canada Facility, the Krona Facility and the UK Facility and in any other Agreed Currency (other than Canadian Dollars, Swedish Krona and British Pounds Sterling) in the case of the Euro Facility; provided that any conversion in respect of currency of any Advance shall be made on, and only on, the last day of the Interest Period applicable thereto."

k. Amendment to Section 2.10 of the Agreement

Section 2.10 of the Amendment shall be amended by adding the phrase "the Krona Facility" after the phrase "the Euro Facility" in the seventeenth line thereof.

l. Amendment to Section 6.2 of the Agreement

Section 6.2 of the Agreement shall be amended by adding the following sentence at the end of the paragraph:

"Notwithstanding the above, the Advances made under the Krona Facility shall be used solely to repay the bridge loan that was extended to Richardson Holding AB Sweden by Bank One, N.A, London Branch as described in that certain Waiver, Consent and Amendment Letter dated July 23, 2001 by and among the Borrowers, the Lenders, the Eurocurrency Agent, the Canada Agent, and the Administrative Agent".

m. Amendment to Section 6.10 of the Agreement.

Section 6.10 of the Agreement shall be amended by adding a new subsection after subsection (ix) to read as follows:

"(x) Unsecured Indebtedness (in addition to the Obligations under the Agreement) to ANB and/or its Affiliates in an amount not exceeding the Equivalent Amount in an Agreed Currency of $5,000,000 at any one time outstanding and a maturity for each advance with respect to such Indebtedness not to exceed one year from the date of such advance."

n. Amendment to add the Krona Facility Commitment

The Krona Facility Commitment shall be added by adding the number "SEK 32,100,000" appearing next to the signature block for Bank One, N.A., London Branch in its capacity as a Lender and by adding the number "SEK 32,100,000" appearing next to the signature block for LaSalle Bank National Association in its capacity as a Lender.

Section 2. Reaffirmation Of Guaranty

The Guarantor hereby confirms that it is familiar with the terms of the Agreement and with the financial condition of each Borrower and, after giving effect to all of the terms and conditions contained in this Third Amendment, including, without limitation, the addition of Richardson Sweden as a Borrower, the addition of a Krona Facility Commitment in the amount set forth herein, the Guaranty remains in full force and effect, and includes all obligations of each Borrower under the Agreement, as amended by this Third Amendment. All references to the "Borrowers" or terms of like import contained in the Guaranty shall include the definition of "Borrowers" after giving effect to this Third Amendment and any other defined terms in the Agreement incorporated by reference to the Agreement shall have the respective meanings assigned thereto after giving effect to this Third Amendment. The reaffirmation of the Guaranty contained in this Section 2 is not intended to affect or limit the continuing and unlimited nature of the Guaranty and all other terms of the Guaranty are hereby reaffirmed and remain in full force and effect.

Section 3. Conditions Precedent

The effectiveness of this Third Amendment is conditioned upon each of the Borrowers, as the case may be, furnishing to the Administrative Agent:

a. Delivery of a duly executed original of this Third Amendment.

b. Copies of the constitutive documents of Richardson Sweden, together with all amendments, and certificates of good standing (where available for issuance by relevant governmental bodies) certified by the appropriate governmental officers or, if not available, an Authorized Officer of Richardson Sweden together with copies, certified by its Secretary or Assistant Secretary, of its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution and delivery of this Third Amendment, together with the Notes and other agreements entered into pursuant hereto.

c. Copies, certified by the Secretary or Assistant Secretary of each Borrower, of their respective Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of this Third Amendment. In the case of each Borrower other than Richardson Sweden, a certificate of the Secretary or Assistant Secretary of such Borrower certifying that there has been no change to any of the underlying corporate documents since July 1, 2000 and that such Borrower retains its legal existence.

d. An incumbency certificate, executed by the Secretary or Assistant Secretary of Richardson Sweden, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of Richardson Sweden authorized to sign this Amendment, and in case of each Borrower other than Richardson Sweden, a certificate of the Secretary or Assistant Secretary of such Borrower, certifying that there has been no change to the officers since July 1, 2000, in each case, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the applicable Borrower.

e. A written opinion of Richardson Sweden's counsel, addressed to the Lenders, substantially in the form of Exhibit A hereto.

f. A written opinion of Guarantor's counsel addressed to the Lenders, substantially in the form of Exhibit B hereto.

g. A Note pursuant to Section 2.13 of the Agreement entered into by each Borrower payable to the order of each Lender.

h. Payment of the expenses as set forth in Section 8 hereof.

Section 4. Representations and Warranties.

Each Borrower and the Guarantor represents and warrants to the Administrative Agent and the Lenders that:

a. The representations and warranties contained in the Agreement and in the Guaranty are true and correct in all material respects, on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof, such representations and warranties being incorporated herein by this reference to "Documents" or terms of like import shall include this Third Amendment and all documents, instruments and agreements entered into pursuant thereto; and

b. Each Borrower and the Guarantor is in compliance with all the terms and provisions set forth in the Agreement and in the Guaranty and no Default or Unmatured Default has occurred and is continuing.

Section 5. Full Force and Effect.

Except as expressly provided herein, the Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this Third Amendment.

Section 6. APPLICABLE LAW.

THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

Section 7. Counterparts.

This Third Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

Section 8. Expenses.

The Guarantor agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Third Amendment and the other documents incident hereto, including, but not limited to, the reasonable fees and disbursements of Baker & McKenzie, counsel for the Administrative Agent.

Section 9. Headings.

The headings of this Third Amendment are for the purposes of reference only and shall not affect the construction of this Third Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWERS:	ADMINISTRATIVE AGENT:
BURTEK SYSTEMS, INC. BY: /S/ WILLIAM J. GARRY TITLE: TREASURER	AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO BY: TITLE:
RICHARDSON ELECTRONICS CANADA, LTD. BY: /S/ WILLIAM J. GARRY TITLE: TREASURER	FUNDING AGENTS: BANK ONE, N.A., London Branch BY: TITLE:
RICHARDSON ELECTRONICS LIMITED (f/k/a RICHARDSON ELECTRONICS (EUROPE), LTD.) BY: /S/ WILLIAM J. GARRY TITLE: DIRECTOR	BANK ONE, N.A., CANADA BRANCH (Successor by assignment from Bank One Canada) BY: TITLE:
RESA, SNC BY: /S/ WILLIAM J. GARRY TITLE: CO-GERANT	LENDERS: HARRIS TRUST AND SAVINGS BANK BY: TITLE:
RICHARDSON ELECTRONIQUE SNC BY: /S/ WILLIAM J. GARRY TITLE: CO-GERANT	BANK OF MONTREAL BY: TITLE:
RICHARDSON ELECTRONICS IBERICA, S.A. BY: /S/ WILLIAM J. GARRY TITLE: MANAGING DIRECTOR, PRESIDENTE	NATIONAL CITY BANK, CANADA BRANCH (successor by assignment from National City Canada, Inc.) BY: TITLE:
RICHARDSON ELECTRONICS GMBH BY: /S/ WILLIAM J. GARRY TITLE: GESCHAFTSFUHRER	NATIONAL CITY BANK BY: TITLE:
RICHARDSON ELECTRONICS BENELUX B.V. BY: /S/ WILLIAM J. GARRY TITLE: MANAGING & SUPERVISING DIRECTOR	LASALLE BANK NATIONAL ASSOCIATION BY: TITLE:
RICHARDSON SWEDEN HOLDING AB BY: /S/ WILLIAM J. GARRY TITLE: DIRECTOR	LASALLE BUSINESS CREDIT, a division of ABN AMRO Bank Canada BY: TITLE:
BANK ONE, N.A., London Branch BY: TITLE:
BANK ONE, N.A., CANADA BRANCH (Successor by assignment from Bank One Canada) BY: TITLE:
BANK ONE CAPITAL MARKETS LIMITED (f/k/a First Chicago Ltd.) BY: TITLE:
GUARANTOR:
Acknowledged and agreed to or of the day and year first above written. RICHARDSON ELECTRONICS, LTD. BY: TITLE:

EXHIBIT A

FORM OF BOROWER OPINION

The Agents and the Lenders who are parties to the
Revolving Credit Agreement described below.
Gentlemen/Ladies:

We are counsel for Richardson Sweden Holding AB (the "Borrower"), and have represented the Borrower in connection with its execution and delivery of a Third Amendment (the "Third Amendment") to the Revolving Credit Agreement dated as of July 1, 2000 (as amended by the First Amendment dated February 13, 2001 and by the Second Amendment and Consent dated July 23, 2001, and as may be further amended from time to time, the "Agreement") among the Borrower, the parties designated as the "Borrowers" therein, the Lenders named therein, American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch, as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent and providing for Advances in an aggregate principal amount not exceeding CAD 29,600,000; EUR 11,400,000; SEK 64,200,000; and GBP 3,200,000, at any one time outstanding. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

We have examined the Borrower's [describe, if applicable, appropriate evidence of authority to enter into the transaction and constitutive documents, articles, statutes, etc.] (the "Constitutive Documents") of Borrower, the Third Amendment, the Documents and such other matters of fact and law which we deem necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

  Each of the Borrower and its Subsidiaries is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

  The execution and delivery by the Borrower of the Third Amendment and each Note and the performance by the Borrower of its obligations thereunder and under the Agreement have been duly authorized by such proper corporate proceedings (if any) on the part of the Borrower as may be required under the laws of Borrower's jurisdiction of organization and Borrower's Constitutive Documents and will not:

  (a) require any consent of the Borrowers shareholders or members (other than any such consent as has already been given and remains in full force and effect);

  (b) violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award known to us after due inquiry to be binding on the Borrower or any of its Subsidiaries or (ii) the Borrower's or any Subsidiary's Constitutive Documents, as the case may be, or (iii) the provisions of any indenture, instrument or agreement known to us after due inquiry to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder; or

  (c) result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Subsidiary pursuant to the terms of any indenture, instrument or agreement known to us after due inquiry to be binding upon the Borrower or any of its Subsidiaries.

  The Third Amendment and each Note have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

  To the best of our knowledge after due inquiry, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or threatened against the Borrower or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

  No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Third Amendment, the Documents, the borrowings under the Agreement, the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of any of the Documents or the Third Amendment.

  (i) The governing law clause, subjecting the Third Amendment and the Documents to Illinois law, are valid under the law of the Borrower's country.

  (ii) Under the law of the Borrower's country, Illinois law will be applied to any agreement such as the Third Amendment and the Documents, which under the law of the Borrower's country have been validly subjected to Illinois law, except to the extent that any term of such agreements or any provision of Illinois law applicable to such Third Amendment or the Documents violates an important public policy of the Borrower's country.

  (iii) None of the terms of the Third Amendment or the Documents violates an important public policy of the Borrower's country.

  (iv) Assuming that the Third Amendment and the Documents are legal, valid, binding and enforceable under Illinois law, the Third Amendment and the Documents are enforceable against the Borrower in accordance with their respective terms under the laws, including the civil procedure rules, of the Borrower's country, except that the enforceability of the Third Amendment or the Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

  A final and conclusive judgment (even though subject to appeal) for a definite sum awarded against the Borrower by an Illinois State or a United States Federal court sitting in Illinois will be enforced, without re-examination or re-litigation of the matters adjudicated, by the courts of the Borrower's country, provided that (i) the judgment was not obtained by fraud, (ii) enforcement of the judgment would not be contrary to the public policy of the Borrower's country, (iii) the judgment is not inconsistent with a judgment of a court in the Borrower's country in respect of the same matter, (iv) the judgment is not for multiple damages and (v) enforcement proceedings are instituted within _____ after the date of the judgment.

  There is no tax, levy, impost, deduction, charge or withholding imposed by the Borrower's country or any political subdivision or taxing authority thereof or therein either (i) on or by virtue of the execution or delivery of the Third Amendment and the Documents or any other document to be furnished thereunder or (ii) on any payment to be made by the Borrower pursuant to the Third Amendment or the Documents.

  To ensure the validity and enforceability or admissibility in evidence of the Third Amendment and the Documents in the courts of the Borrower's country, it is not necessary that the Third Amendment, the Documents or any other document be filed or recorded with any governmental, administrative or other authority or court in the Borrower's country or that any stamp or similar tax be paid on or in respect of the Third Amendment or the Documents.

This opinion may be relied upon by the Agents, the Lenders and their participants, assignees and other transferees.

Very truly yours,

EXHIBIT B

FORM OF GUARANTOR OPINION

The Agents and the Lenders who are parties to the
Revolving Credit Agreement described below.

Gentlemen/Ladies:

I am General Counsel for Richardson Electronics, Ltd. (the "Guarantor"), and have represented the Guarantor in connection with its execution and delivery of the Third Amendment to Revolving Credit Agreement dated as of August 31, 2001 (the "Third Amendment") entered into by and among the Lenders named therein, Bank One, N.A. London Branch and Bank One, N.A., Canada Branch, as Funding Agents, and American National Bank and Trust Company of Chicago, as Administrative Agent. The Third Amendment modifies the obligations of the Guarantor under the terms of the Guaranty dated as of July 1, 2000 (the "Guaranty") entered into pursuant to the Revolving Credit Agreement, dated July 1, 2000 (as amended by the First Amendment dated February 13, 2001, by the Second Amendment and Consent dated July 23, 2001, by the Third Amendment, and as may be further amended from time to time) entered into by and among the Borrowers, the Lenders and Bank One, N.A., London Branch, as Eurocurrency Agent, Bank One Canada, as Canada Agent, and the Administrative Agent (as so amended, the "Agreement"). Pursuant to the Agreement, the Lenders agreed to provide for Advances in an aggregate principal amount not exceeding CAD 29,600,000; EUR 11,400,000; SEK 64,200,000; and GBP 3,200,000, at any one time outstanding. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

I have examined the Guarantor's [describe constitutive documents of Guarantor and appropriate evidence of authority to enter into the transaction], the Third Amendment, the Agreement and other Documents and such other matters of fact and law which I deem necessary in order to render this opinion. In connection with opinion 3, I understand you have received the opinions of Richardson Sweden's counsel in connection with the existence and authority of Richardson Sweden to execute, deliver and perform its obligations under the Agreement, together with appropriate certificates of officers of the other Borrowers related to such matters and for purposes of such opinion I have assumed such valid existence and authority. Based upon the foregoing, it is my opinion that:

  The Guarantor is a corporation duly and properly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

  The execution and delivery by the Guarantor of the Third Amendment and the performance by the Guarantor of its obligations thereunder have been duly authorized by such proper corporate proceedings on the part of the Guarantor and will not:

  (a) require any consent of the Guarantor's stockholders (other than any such consent as has already been given and remains in full force and effect);

  (b) violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award known to me after due inquiry to be binding on the Guarantor or (ii) the Guarantor's certificate of incorporation or by-laws, or (iii) the provisions of any indenture, instrument or agreement known to me after due inquiry to which the Guarantor is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder; or

  (c) result in, or require, the creation or imposition of any Lien in, of or on the Property of the Guarantor pursuant to the terms of any indenture, instrument or agreement known to me after due inquiry to be binding upon the Guarantor.

  The Third Amendment and the Guaranty, as reaffirmed thereby, have been duly executed and delivered by the Guarantor and constitute the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

  To the best of my knowledge after due inquiry, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, threatened against the Guarantor which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

  No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Guarantor, is required to be obtained by the Guarantor in connection with the execution and delivery of the Third Amendment, the borrowings under the Agreement, the payment and performance by the Guarantor of the Obligations, or the legality, validity, binding effect or enforceability of any of the Documents.

This opinion may be relied upon by the Agents, the Lenders and their participants, assignees and other transferees.

Very truly yours,

EXHIBIT C

NOTE

August 31, 2001

          _____________________, a __________ (the "Borrower"), promises to pay to the order of __________________ (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article 2 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 1, 2000 (amended or modified from time to time, the "Agreement"), among the Borrowers party thereto, the lenders party thereto, including the Lender, American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

______________________________________

By: ___________________________________

Print Name: ____________________________

Title: _________________________________

NOTE

As of August 31, 2001

Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation, Richardson Electronics Limited f/k/a Richardson Electronics (Europe) Ltd., an English limited liability company, RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, and Richardson Sweden Holding AB, a Swedish corporation, (the "Borrowers"), promise to pay to the order of Bank of Montreal (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article 2 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.
The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.
This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 1, 2000 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrowers party thereto, the lenders party thereto, including the Lender, and American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

BURTEK SYSTEMS, INC. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS CANADA, LTD. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS LIMITED (f/k/a RICHARDSON ELECTRONICS (EUROPE), LTD.) By: /s/ William J. Garry Print Name: William J. Garry Title: Director
RESA, SNC. By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONIQUE SNC By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONICS IBERICA, S.A. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing Director & Presidente
RICHARDSON ELECTRONICS GmbH By: /s/ William J. Garry Print Name: William J. Garry Title: Geschaftsfuhrer
RICHARDSON ELECTRONICS BENELUX B.V. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing & Supervising Director
RICHARDSON SWEDEN HOLDING AB By: /s/ William J. Garry Print Name: William J. Garry Title: Director

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL TO NOTE OF THE BORROWERS LISTED ON THE SIGNATURE PAGES THERETO DATED AUGUST 31, 2001
Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL TO NOTE OF ____________________________ DATED AUGUST 31, 2001
Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

NOTE

As of August 31, 2001

          Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation, Richardson Electronics Limited f/k/a Richardson Electronics (Europe) Ltd., an English limited liability company, RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, and Richardson Sweden Holding AB, a Swedish corporation, (the "Borrowers"), promise to pay to the order of Bank One, N.A., Canada Branch (successor by assignment from Bank One Canada) (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article 2 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 1, 2000 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrowers party thereto, the lenders party thereto, including the Lender, and American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

BURTEK SYSTEMS, INC. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS CANADA, LTD. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS LIMITED (f/k/a RICHARDSON ELECTRONICS (EUROPE), LTD.) By: /s/ William J. Garry Print Name: William J. Garry Title: Director
RESA, SNC. By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONIQUE SNC By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONICS IBERICA, S.A. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing Director & Presidente
RICHARDSON ELECTRONICS GmbH By: /s/ William J. Garry Print Name: William J. Garry Title: Geschaftsfuhrer
RICHARDSON ELECTRONICS BENELUX B.V. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing & Supervising Director
RICHARDSON SWEDEN HOLDING AB By: /s/ William J. Garry Print Name: William J. Garry Title: Director

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL TO NOTE OF THE BORROWERS LISTED ON THE SIGNATURE PAGES THERETO DATED AUGUST 31, 2001
Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

NOTE

As of August 31, 2001

          Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation, Richardson Electronics Limited f/k/a Richardson Electronics (Europe) Ltd., an English limited liability company, RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, and Richardson Sweden Holding AB, a Swedish corporation, (the "Borrowers"), promise to pay to the order of Bank One Capital Markets Limited (f/k/a First Chicago Ltd.) (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article 2 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 1, 2000 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrowers party thereto, the lenders party thereto, including the Lender, and American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.
BURTEK SYSTEMS, INC. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS CANADA, LTD. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS LIMITED (f/k/a RICHARDSON ELECTRONICS (EUROPE), LTD.) By: /s/ William J. Garry Print Name: William J. Garry Title: Director
RESA, SNC. By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONIQUE SNC By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONICS IBERICA, S.A. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing Director & Presidente
RICHARDSON ELECTRONICS GmbH By: /s/ William J. Garry Print Name: William J. Garry Title: Geschaftsfuhrer
RICHARDSON ELECTRONICS BENELUX B.V. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing & Supervising Director
RICHARDSON SWEDEN HOLDING AB By: /s/ William J. Garry Print Name: William J. Garry Title: Director

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL TO NOTE OF THE BORROWERS LISTED ON THE SIGNATURE PAGES THERETO DATED AUGUST 31, 2001
Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

NOTE

As of August 31, 2001

          Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation, Richardson Electronics Limited f/k/a Richardson Electronics (Europe) Ltd., an English limited liability company, RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, and Richardson Sweden Holding AB, a Swedish corporation, (the "Borrowers"), promise to pay to the order of Bank One, N.A., London Branch (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article 2 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 1, 2000 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrowers party thereto, the lenders party thereto, including the Lender, and American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

BURTEK SYSTEMS, INC. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS CANADA, LTD. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS LIMITED (f/k/a RICHARDSON ELECTRONICS (EUROPE), LTD.) By: /s/ William J. Garry Print Name: William J. Garry Title: Director
RESA, SNC. By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONIQUE SNC By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONICS IBERICA, S.A. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing Director & Presidente
RICHARDSON ELECTRONICS GmbH By: /s/ William J. Garry Print Name: William J. Garry Title: Geschaftsfuhrer
RICHARDSON ELECTRONICS BENELUX B.V. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing & Supervising Director
RICHARDSON SWEDEN HOLDING AB By: /s/ William J. Garry Print Name: William J. Garry Title: Director

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL TO NOTE OF THE BORROWERS LISTED ON THE SIGNATURE PAGES THERETO DATED AUGUST 31, 2001
Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

NOTE

As of August 31, 2001

          Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation, Richardson Electronics Limited f/k/a Richardson Electronics (Europe) Ltd., an English limited liability company, RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, and Richardson Sweden Holding AB, a Swedish corporation, (the "Borrowers"), promise to pay to the order of Harris Trust and Savings Bank (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article 2 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 1, 2000 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrowers party thereto, the lenders party thereto, including the Lender, and American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

BURTEK SYSTEMS, INC. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS CANADA, LTD. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS LIMITED (f/k/a RICHARDSON ELECTRONICS (EUROPE), LTD.) By: /s/ William J. Garry Print Name: William J. Garry Title: Director
RESA, SNC. By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONIQUE SNC By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONICS IBERICA, S.A. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing Director & Presidente
RICHARDSON ELECTRONICS GmbH By: /s/ William J. Garry Print Name: William J. Garry Title: Geschaftsfuhrer
RICHARDSON ELECTRONICS BENELUX B.V. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing & Supervising Director
RICHARDSON SWEDEN HOLDING AB By: /s/ William J. Garry Print Name: William J. Garry Title: Director

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL TO NOTE OF THE BORROWERS LISTED ON THE SIGNATURE PAGES THERETO DATED AUGUST 31, 2001
Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

NOTE

As of August 31, 2001

          Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation, Richardson Electronics Limited f/k/a Richardson Electronics (Europe) Ltd., an English limited liability company, RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, and Richardson Sweden Holding AB, a Swedish corporation, (the "Borrowers"), promise to pay to the order of LaSalle Bank National Association (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article 2 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 1, 2000 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrowers party thereto, the lenders party thereto, including the Lender, and American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

BURTEK SYSTEMS, INC. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS CANADA, LTD. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS LIMITED (f/k/a RICHARDSON ELECTRONICS (EUROPE), LTD.) By: /s/ William J. Garry Print Name: William J. Garry Title: Director
RESA, SNC. By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONIQUE SNC By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONICS IBERICA, S.A. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing Director & Presidente
RICHARDSON ELECTRONICS GmbH By: /s/ William J. Garry Print Name: William J. Garry Title: Geschaftsfuhrer
RICHARDSON ELECTRONICS BENELUX B.V. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing & Supervising Director
RICHARDSON SWEDEN HOLDING AB By: /s/ William J. Garry Print Name: William J. Garry Title: Director

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL TO NOTE OF THE BORROWERS LISTED ON THE SIGNATURE PAGES THERETO DATED AUGUST 31, 2001
Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

NOTE

As of August 31, 2001

          Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation, Richardson Electronics Limited f/k/a Richardson Electronics (Europe) Ltd., an English limited liability company, RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, and Richardson Sweden Holding AB, a Swedish corporation, (the "Borrowers"), promise to pay to the order of LaSalle Business Credit, a division of ABN AMRO Bank Canada, (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article 2 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 1, 2000 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrowers party thereto, the lenders party thereto, including the Lender, and American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

BURTEK SYSTEMS, INC. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS CANADA, LTD. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS LIMITED (f/k/a RICHARDSON ELECTRONICS (EUROPE), LTD.) By: /s/ William J. Garry Print Name: William J. Garry Title: Director
RESA, SNC. By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONIQUE SNC By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONICS IBERICA, S.A. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing Director & Presidente
RICHARDSON ELECTRONICS GmbH By: /s/ William J. Garry Print Name: William J. Garry Title: Geschaftsfuhrer
RICHARDSON ELECTRONICS BENELUX B.V. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing & Supervising Director
RICHARDSON SWEDEN HOLDING AB By: /s/ William J. Garry Print Name: William J. Garry Title: Director

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL TO NOTE OF THE BORROWERS LISTED ON THE SIGNATURE PAGES THERETO DATED AUGUST 31, 2001
Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

NOTE

As of August 31, 2001

          Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation, Richardson Electronics Limited f/k/a Richardson Electronics (Europe) Ltd., an English limited liability company, RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, and Richardson Sweden Holding AB, a Swedish corporation, (the "Borrowers"), promise to pay to the order of National City Bank (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article 2 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 1, 2000 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrowers party thereto, the lenders party thereto, including the Lender, and American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

BURTEK SYSTEMS, INC. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS CANADA, LTD. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS LIMITED (f/k/a RICHARDSON ELECTRONICS (EUROPE), LTD.) By: /s/ William J. Garry Print Name: William J. Garry Title: Director
RESA, SNC. By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONIQUE SNC By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONICS IBERICA, S.A. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing Director & Presidente
RICHARDSON ELECTRONICS GmbH By: /s/ William J. Garry Print Name: William J. Garry Title: Geschaftsfuhrer
RICHARDSON ELECTRONICS BENELUX B.V. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing & Supervising Director
RICHARDSON SWEDEN HOLDING AB By: /s/ William J. Garry Print Name: William J. Garry Title: Director

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL TO NOTE OF THE BORROWERS LISTED ON THE SIGNATURE PAGES THERETO DATED AUGUST 31, 2001
Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance

NOTE

As of August 31, 2001

          Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation, Richardson Electronics Limited f/k/a Richardson Electronics (Europe) Ltd., an English limited liability company, RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, and Richardson Sweden Holding AB, a Swedish corporation, (the "Borrowers"), promise to pay to the order of National City Bank, Canada Branch (successor by assignment from National City Canada, Inc.) (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrowers pursuant to Article 2 of the Agreement (as hereinafter defined), in immediately available funds at the place specified pursuant to Article 2 of the Agreement, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrowers shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 1, 2000 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrowers party thereto, the lenders party thereto, including the Lender, and American National Bank and Trust Company of Chicago, as Administrative Agent, Bank One, N.A., London Branch as Eurocurrency Agent, and Bank One, N.A., Canada Branch, as Canada Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

BURTEK SYSTEMS, INC. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS CANADA, LTD. By: /s/ William J. Garry Print Name: William J. Garry Title: Treasurer
RICHARDSON ELECTRONICS LIMITED (f/k/a RICHARDSON ELECTRONICS (EUROPE), LTD.) By: /s/ William J. Garry Print Name: William J. Garry Title: Director
RESA, SNC. By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONIQUE SNC By: /s/ William J. Garry Print Name: William J. Garry Title: Co-Gerant
RICHARDSON ELECTRONICS IBERICA, S.A. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing Director & Presidente
RICHARDSON ELECTRONICS GmbH By: /s/ William J. Garry Print Name: William J. Garry Title: Geschaftsfuhrer
RICHARDSON ELECTRONICS BENELUX B.V. By: /s/ William J. Garry Print Name: William J. Garry Title: Managing & Supervising Director
RICHARDSON SWEDEN HOLDING AB By: /s/ William J. Garry Print Name: William J. Garry Title: Director

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL TO NOTE OF THE BORROWERS LISTED ON THE SIGNATURE PAGES THERETO DATED AUGUST 31, 2001
Date	Principal Amount of Loan	Maturity of Interest Period	Principal Amount Paid	Unpaid Balance